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                                                                   Exhibit 10.15

                                           Translated from Romanian into English


                              CONTRACT no.: 1/2002
                                            ------

                                            "29" November 2001
                                             --  --------    -

      FCP "ASCONI" LTD represented by the general director Constantin JITARU (in following BUYER), acting on the grounds of the Statute and "Akro-Inedit" LTD represented by the director Damaschin Vera (in following SELLER), acting on the grounds of the Statute, concluded the following Contract:
1.    CONTRACT SUBJECT
1.1. The both sides assume to conclude a buy-sell operation of the grapes in quantity, quality, sort and at the prices indicated in the appendix no. 1, which is a part of the following Contract.
2.    PRICES AND THE SUM OF THE CONTRACT
2.1. The prices for the grapes are indicated in appendix no. 1 and they depend on the quality, sort, and sugar rate in grapes, VAT is included.
2.2. The prices are fixed in conformity with sugar rate in the grapes - 170 gr./kg.
2.3. The prices of the goods for the following Contract are fixed and they cannot be modified in period of working life of the contract.
2.4. Advanced payment for the goods will be conceded as payment for 2002 harvest, at the price of the 2001-year.
2.5.  Total sum of the following Contract is: 600000 Lei.
3.    CONDITIONS OF THE CONTRACT
3.1. The BUYER assumes to do an advanced payment of __________ from total sum of the Contract.
3.2.  The rest __________ from total sum of the Contract must be paid till
      __________.
4.    QUALITY OF THE GOODS
4.1. The quality of the grapes must correspond to the technical conditions SM84. "Fresh grapes, recoated manually, designated for industrial treatment".
5.    OTHER CLAUSES
5.1.  The SELLER supports transportation expenses.
5.2. The following Contract begins to work from the moment of signing it by the both sides.
5.3.  The Contract can be prolonged as regard to the quality and period.
5.4. Neither first side nor second side can transmit their rights to a third side with out the agreement in written form opposite side.
5.5.  It is allowed payment with oil in conformity with appendix no.2.


                          LEGAL ADDRESSES OF THE SIDES

      BUYER                                                      SELLER
FCP "ASCONI" LTD                                               "Agro-Inedit" LTD
Republic of Moldova                                                 t/a 16976670
Chisinau, Puhoi                                                 VAT code 6700495
T/a 231582/VAT 6700446                                         s/a 2251344011130
S/a 22240001016                                             BCA MAYB SA Ialoveni
code: 280101803                                                  code: 280101797
UNIVERSALBANK                                                    Chisinau, Puhoi

General director                                                 Director
Constantin JITARU                                           --------------------


The translation from Romanian into English was checked in the office of the "INTACT-SERVICE" Ltd.
           Director                       /T. Chukhatskaya-Kirilov/
                                                  Stamp
                                    [SEAL]